SCHEDULE 14A
                            (Rule 14a-101)

                  INFORMATION REQUIRED IN PROXY STATEMENT
                         SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the Securities
                           Exchange Act of 1934

Filed by the Registrant  X

Filed by a Party other than the Registrant ____

Check the appropriate box:

       Preliminary Proxy Statement

___Confidential,for Use of the Commission Only(as permitted by Rule 14a-6(e)(2))

 X   Definitive Proxy Statement

___ Definitive Additional Materials

___ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                        Berger Holdings, Ltd.
                           (Name of Registrant as Specified in Its Charter)


            (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
    X    No fee required

  ____ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:


(2) Aggregate number of securities to which transaction applies:



DSB:373537.1

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (Set forth the amount on which the filing fee is calculated and state how it was determined):





(4) Proposed maximum aggregate value of transaction:


(5) Total fee paid:


___ Fee paid previously with preliminary materials.


___ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:


  (2) Form, Schedule or Registration Statement No.:


  (3) Filing Party:


  (4) Date Filed:


DSB:373537.1

                                     BERGER HOLDINGS, LTD.
                                  805 Pennsylvania Boulevard
                                    Feasterville, PA 19053
                                   -------------------------


                           NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  TO BE HELD ON JULY 9, 1997
                                   -------------------------

                  The Annual Meeting of Shareholders (the "Meeting") of Berger Holdings, Ltd. (the "Company") will be held on Wednesday, July 9, 1997 at 10:00 a.m. local time at the Radisson Hotel, 2400 Old Lincoln Highway, Trevose, PA 19053, for the following purposes:

                  1. To elect two directors to hold office until their successors in office have been duly elected and qualified;

                  2. To ratify the appointment of Goldenberg Rosenthal Friedlander, LLP as the Company's independent auditors for 1997.

                  3. To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

                  The close of business on May 20, 1997 has been fixed as the record date for the Meeting. All shareholders of record at that time are entitled to notice of and to vote at the Meeting and any adjournment or postponement thereof. In the event that the Meeting is adjourned for one or more periods aggregating at least 15 days due to the absence of a quorum, those shareholders entitled to vote who attend the adjourned meeting, although otherwise less than a quorum, shall constitute a quorum for the purpose of acting upon any matter set forth in this notice.

                  All shareholders are cordially invited to attend the Meeting. The Board of Directors urges you to date, sign and return promptly the enclosed proxy to give voting instructions with respect to your shares of Common Stock. The proxies are solicited by the Board of Directors of the Company. The return of the proxy will not affect your right to vote in person if you do attend the Meeting. A copy of the Company's 1996 Annual Report to Shareholders is also enclosed.


Feasterville, Pennsylvania                    JOSEPH F. WEIDERMAN
May 20, 1997                                  President, Chief Operating Officer
                                              and Secretary


DSB:432714.4
                                                         1

                                     BERGER HOLDINGS, LTD.
                                  805 Pennsylvania Boulevard
                                    Feasterville, PA 19053
                                   -------------------------
                                        PROXY STATEMENT
                                   -------------------------

                  The enclosed proxy is solicited by the Board of Directors (the "Board") of Berger Holdings, Ltd. (the "Company"), a Pennsylvania corporation, for use at the Annual Meeting of Shareholders (the "Meeting") to be held on Wednesday, July 9, 1997 at 10:00 a.m. local time at the Radisson Hotel, 2400 Old Lincoln Highway, Trevose, PA 19053 and any adjournment or postponement thereof. This proxy statement, the foregoing notice and the enclosed proxy are first being mailed to shareholders on or about May 23, 1997.

                  The Board does not intend to bring any matters before the Meeting other than the matters specifically referred to in the Notice of the Meeting, nor does the Board know of any matter that anyone else proposes to present for action at the Meeting. However, if any other matters properly come before the Meeting, the persons named in the accompanying proxy or their duly constituted substitutes acting at the Meeting will be deemed authorized to vote or otherwise act thereon in accordance with their judgment on such matters.

                  In the absence of instructions, the shares of Common Stock (as defined below) represented at the Meeting by the enclosed proxy will be voted "FOR" the nominees of the Board in the election of a director and "FOR" the ratification of Goldenberg Rosenthal Friedlander LLP as the Company's independent auditors for the year ending December 31, 1997. Any proxy may be revoked at any time prior to its exercise by notifying the Secretary of the Company in writing, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

                                       VOTING SECURITIES

                  At the close of business on May 20, 1997, the record date, the Company had outstanding 4,995,525 shares of common stock, par value $0.01 per share (the "Common Stock"). No shares of preferred stock are currently outstanding.

                  On all matters voted upon at the Meeting and any adjournment or postponement thereof, each record holder of Common Stock as of the record date will be entitled to one vote per share. In the election of directors, shareholders will not have cumulative voting rights.

                  The presence, in person or by proxy, of shareholders entitled to cast at least a majority of the votes that all shareholders are entitled to cast on each matter to be acted upon at the Meeting shall constitute a quorum for the purposes of consideration and action on that matter. Each matter


DSB:432714.4
                                                         1
to be voted on shall be authorized upon receiving the affirmative vote of a majority of the votes cast by all shareholders entitled to vote thereon. An abstention will be counted as being present for purposes of determining the presence or absence of a quorum with respect to the applicable matter, but will not constitute a vote cast for or against that matter. As to certain matters, brokers who hold shares in street name for customers are not entitled to vote those shares without specific instructions from such customers. Under applicable Pennsylvania law, a broker non-vote will count as being present with respect to such matter for purposes of determining the presence or absence of a quorum, but will not count as a vote cast for or against the applicable matter. In the event that the Meeting has been adjourned for one or more periods aggregating at least 15 days because of an absence of a quorum, those shareholders entitled to vote who attend the adjourned meeting, although less than a quorum as described above, shall nevertheless constitute a quorum for the purpose of acting upon any matter set forth in the foregoing notice.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

                  The following table sets forth, as of May 10, 1997, information with respect to the securities holdings of (i) the Company's directors and executive officers, (ii) all directors and executive officers as a group, and (iii) all persons believed by the Company to beneficially own more than 5% of the Company's outstanding Common stock based upon filings with the Securities and Exchange Commission (the "Commission"). Unless otherwise indicated, such ownership is believed to be direct, with sole voting and investment power. The address of each such person is 805 Pennsylvania Boulevard, Feasterville, PA 19053.


            Name and Address                         Shares Owned
          of Beneficial Owner                 Beneficially and of Record               Percent of Common Stock
Theodore A. Schwartz                                  365,225(1)                                7.22%
Joseph F. Weiderman                                   295,090(2)                                5.88%
Paul L. Spiese, III                                   244,726(3)                                4.88%
Jacob I. Haft, M.D.                                   121,700(4)                                2.49%
Larry Falcon                                           37,791(5)                                 .77%
Dr. Irving Kraut                                      247,533(6)                                5.04%
Jeffrey I. Schocket                                    37,857(7)                                 .77%
Francis E. Wellock, Jr.                                85,750(8)                                1.75%
All Directors and Executive                         1,435,672                                  25.65%
Officers as a Group (8
persons)
--------------------

(1) Includes 1,500 shares of Common Stock registered to Mr. Schwartz as joint tenant with Janice L. Bredt and options to purchase 201,250 shares of Common Stock.

(2)   Includes options to purchase 160,643 shares of Common Stock.

(3)   Includes options to purchase 154,726 shares of Common Stock.

(4)   Includes options to purchase 37,414 shares of Common Stock.

(5)   Consists solely of options to purchase shares of Common Stock.

(6)   Includes options to purchase 55,000 shares of Common Stock.

(7)   Includes options to purchase 37,791 shares of Common Stock.

(8)   Includes options to purchase 55,000 shares of Common Stock.




DSB:432714.4
                                                         2

                ELECTION OF DIRECTORS AND CONTINUING DIRECTORS

The Board of Directors

                  The bylaws of the Company provide for a board of directors consisting of three classes, with each class being as equal in number as possible. At each annual meeting of shareholders, directors are elected for a full term of three years to succeed directors whose terms are expiring. The Board has nominated Dr. Irving Kraut and Theodore A. Schwartz to serve as directors until their respective successors in office have been duly qualified and elected. Dr. Kraut and Mr. Schwartz are currently serving as a directors and each of them has indicated a willingness to continue to serve as a director. In the event that Dr. Kraut and or Mr. Schwartz becomes unavailable to accept nomination or election as a director, the persons named in the enclosed proxy will vote the shares they represent for the election of such other persons as the Board may recommend, unless the Board reduces the number of directors.

                  Proxies for holders of Common Stock executed on the enclosed form will be voted, in the absence of other instructions, "FOR" the election of Dr. Kraut and Mr. Schwartz.

                  Set forth below, with respect to each nominee for director and each director continuing in office, is the name, age, the time period during which he has served as a director of the Company and his principal occupation or employment and business affiliations at present and during the past five years.

Nominees For Election as Director with Terms to Expire in 2000

                  DR. IRVING KRAUT, age 79, has served as a director of the Company since July 1993. Dr. Kraut was a practicing orthodontist from 1948 to 1991. Since that time, he has served as a consultant to orthodontists in his capacity as President of Irving Kraut, D.D.S., P.A. Since 1978, Dr. Kraut has served as a director of Princeton Research Lands, Inc., a private real estate company.

                  THEODORE A. SCHWARTZ, age 67, was elected a director of the Company effective June 1987 and served as President of the Company from May 5, 1988 to May 30, 1989 and from July 17, 1990 to January 15, 1991. From May 30, 1989 to present, Mr. Schwartz has served as Chairman of the Board and Chief Executive Officer of the Company. Mr. Schwartz holds a Bachelor of Science Degree in Economics from the Wharton School of Finance. Prior to his joining the Company, Mr. Schwartz spent 35 years in the Investment Banking and Securities Industry.

Continuing Directors with Terms to Expire in 1999

                  JOSEPH F. WEIDERMAN, age 55, was elected a director of the Company on June 1, 1990, has served as Secretary and Treasurer of the Company since February 1990, served as Chief Financial Officer of the Company from June 1, 1990 to August 19, 1996, was elected President of the Company on January 15, 1991 and has served as Chief Operating Officer of the


DSB:432714.4
                                                         3

Company since June 1, 1990. Mr. Weiderman holds a Bachelor of Science Degree in Accounting and a Master of Business Administration Degree in Finance from LaSalle University. Prior to his joining the Company, Mr. Weiderman served for over fourteen years as the Chief Financial Officer of Harry Levin, Inc., a multi-store retailer of major appliances and furniture.

                  JACOB I. HAFT, M.D., age 60, was elected a director of the Company in conjunction with the Company's acquisition of Berger Bros Company ("Berger Bros") in 1989. Dr. Haft has practiced medicine, with a specialization in cardiology, for over twenty-five years. Since 1974, Dr. Haft has been a Cardiologist at St. Michael's Medical Center in Newark, New Jersey. In addition, Dr. Haft is currently a Clinical Professor of Medicine at the New Jersey College of Medicine and Dentistry and Professor of Medicine at the Seton Hall University Post Graduate School of Medicine. Dr. Haft has several professional certifications, is a member of various professional societies and associations and has published many scholarly articles and books. Dr. Haft currently serves on the Cardiac Services Committee of the New Jersey Department of Health.

Continuing Directors with Terms to Expire in 1998

                  PAUL L. SPIESE, III, age 45, was elected a director of the Company on March 30, 1991. Mr. Spiese joined Berger Bros as Plant Manager in 1985 and was named Vice President - Manufacturing of the Company in July 1990. Previously, he was employed by Hurst Performance, Inc. as a Plant Manager.

                  LARRY FALCON, age 57, has served as a director of the Company since November 1985, acted as Chairman of the Board from September 3, 1986 to June 1, 1987. He has served as President of the Residential Division of The Kaplan Organization, a real estate developer, since 1985.

                        MEETINGS OF THE BOARD OF DIRECTORS

                  The Board held four meetings in 1996. All members of the Board attended or participated in at least 75% of such meetings of the Board, except for Mr. Schocket who attended one meeting and Mr. Falcon who attended two meetings in 1996. The Company has no standing committees.

                             COMPENSATION OF DIRECTORS

                  During 1996, members of the Board who were not also executive officers of the Company were paid $250 per Board meeting attended.

                        PROCEDURES FOR SHAREHOLDER NOMINATIONS

                  Nominations for election of directors may be made by any shareholder entitled to vote for the election of directors if written notice (the "Notice") of the shareholder's intent to


DSB:432714.4
                                                         4
nominate a director at the Meeting is given by the shareholder and received by the Secretary of the Company in the manner and within the time specified below. The Notice shall be delivered to the Secretary of the Company not less than 14 days nor more that 50 days prior to any meeting of the shareholders called for the election of directors; except that, if less than 21 days' notice of the meeting is given to shareholders, the Notice shall be delivered to the Secretary of the Company not later than the earlier of the seventh day following the day on which notice of the meeting was first mailed to shareholders or the fourth day prior to the meeting. In lieu of delivery to the Secretary of the Company, the Notice may be mailed to the Secretary of the Company by certified mail, return receipt requested, but shall be deemed to have been given only upon actual receipt by the Secretary of the Company. These requirements do not apply to nominations made by the Board.

                  The Notice shall be in writing and shall contain or be accompanied by the name and residence address of the nominating shareholder, a representation that the shareholder is a holder of record of voting stock of the Company and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the Notice, such information regarding each nominee as would have been required to be included in a proxy statement filed pursuant to Regulation 14A of the rules and regulations established by the Commission under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), had proxies been solicited with respect to such nominee by the management or Board of the Company, a description of all arrangements or understandings among the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholders, and the consent of each nominee to serve as a director of the Company if so elected.


DSB:432714.4
                                                         5

                                              EXECUTIVE COMPENSATION

                  The following table shows the annual compensation of each of the Company's executive officers for the years 1996, 1995 and 1994.

                                            SUMMARY COMPENSATION TABLE


                                           Annual Compensation                   Long-Term Compensation
                                                                                   Awards              Payouts
                                                                                          Secur-
                                                                                          ities
                                                              Other                       Under-
                                                             Annual        Restricte      lying                       All
       Name and                                              Compen-           d         Options/       LTIP         Other
  Principal Position      Year      Salary       Bonus       sation          Stock         SARs        Payouts      Compen-
         (a)               (b)      ($)(c)      ($)(d)       ($)(e)         Awards        (#)(g)       ($)(h)        sation
                                                                            ($)(f)                                   ($)(i)
Theodore A.
Schwartz,
Chairman and            1996          131,955     31,854        0              -            200,000       -          11,273(1)
Chief Executive         1995          124,865          0        0              -            150,000       -          10,699(1)
Officer                 1994          108,070          0        0              -                  0       -          10,460(1)


Joseph F.
Weiderman,
President and           1996          118,435     42,470        0              -            200,000       -           2,242(2)
Chief Executive         1995          109,346          0        0              -            150,000       -           1,877(2)
Officer                 1994           94,723          0        0              -                  0       -           2,188(2)

Paul L. Spiese,         1996           88,015     29,980        0              -            200,000       -           1,856(3)
III, Vice               1995           80,704          0        0              -            150,000       -           1,071(3)
President -             1994           73,536          0        0              -                  0       -           1,798(3)
Manufacturing

Francis E.
Wellock, Jr.,
Chief                   1996           55,818      5,000        0              -            180,000       -              49(4)
Financial Officer
---------------------

(1)   Represents premiums paid by the Company for life insurance for the benefit of Mr. Schwartz.
(2)   Represents premiums paid by the Company for life insurance for the benefit of Mr. Weiderman.
(3)   Represents premiums paid by the Company for life insurance for the benefit of Mr. Spiese.
(4)   Represents premiums paid by the Company for life insurance for the benefit of Mr. Wellock.


DSB:432714.4
                                                             6

                  The following table shows the number of options granted to the Company's executive officers during 1996:

                                             OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                                Grant
                                           Individual Grants                                                 Date Value

                                Number of          Percent of
                                Securities           Total
                                Underlying        Options/SAR        Exercise                                Grant Date
           Name                Options/SAR        s Granted to       of Base                                Present Value
            (a)                     s             Employees in        Price         Expiration Date            ($)(h)
                                 Granted          Fiscal Year       ($/Sh) (d)            (e)
                                  (#)(b)              (c)

Theodore A. Schwartz             200,000              23%            1 19/32        August 19, 2006               0

Joseph F. Weiderman              200,000              23%            1 19/32        August 19, 2006               0

Paul L. Spiese, III              200,000              23%            1 19/32        August 19, 2006               0

Francis E. Wellock,              180,000              21%            1 19/32        August 19, 2006               0
Jr.

The following table shows (1) the number and value of options exercised by the Company's executive officers during fiscal year 1996 and (2) the number and value of unexercised options held by the Company's executive officers at the end of 1996:

                                      AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                             AND FISCAL YEAR-END OPTION VALUES

                                                             Number of Securities            Value of Unexercised in-the-
                                                            Underlying Unexercised           Money Options/SARs at Fiscal
                                Shares                      Options/SARs at Fiscal                   Year-End ($
                               Acquire                           Year-End (#)
                                 d on         Value
            Name               Exercise      Realized      Exercisable/Unexercisable          Exercisable/Unexercisable
            (a)                 (#)(b)       ($) (c)                  (d)                                (e)

Theodore A. Schwartz              0             0               206,633/300,000                    103,000/150,000

Joseph F. Weiderman               0             0               163,643/300,000                     82,000/150,000

Paul L. Spiese, III               0             0               154,643/300,000                     77,000/150,000

Francis E. Wellock, Jr.           0             0               55,000/210,000                      27,500/105,000



DSB:432714.4
                                                             7

                      Employment Agreements and Arrangements

                  Pursuant to employment agreements amended as of August 19, 1996 (and with respect to Mr. Wellock, entered into as of such date) (collectively, the "Employment Agreements"), Mr. Schwartz is employed by the Company as its Chief Executive Officer, Mr. Weiderman as its President, Chief Operating Officer and Treasurer, Mr. Spiese as its Vice President - Manufacturing and Mr. Wellock as its Vice President of Finance and Chief Financial Officer. Each of the Employment Agreements will expire on December 31, 2000, and is subject to extension if the executive and the Company so agree. The salaries provided for by the Employment Agreements are set forth therein; see the Summary Compensation Table above for the base salaries paid in 1996, 1995 and 1994. The Employment Agreements provide that the executives shall each be entitled to a bonus at the discretion of the Board, and that during each of 1999 and 2000, each executive will be granted options to purchase shares of the Common Stock.

                  Pursuant to the Employment Agreements, the Company and the executives have agreed that if, at the end of the term of any Employment
Agreement, the Company and the applicable executive have not agreed to an extension of such agreement for a minimum additional term of three years, the Company is obligated to pay such officer an amount equal to 50% of his then annual salary in weekly installments over a six month period (the "Severance Payment"). During the term of the applicable Employment Agreement, and so long as each executive receives the Severance Payment, such executive is prohibited from engaging directly or indirectly in any business which is the same as, similar to or in competition with the business of the Company.

                  In the event that the applicable executive is unable to perform his duties under the Employment Agreement due to disability for an aggregate period of more than 180 days in any 365 day period, the Company may terminate such executive's employment upon 90 days notice. In such event, the Company is obligated to pay such executive his full salary for a period of 12 months. At the end of such twelve month period, the Company is obligated to pay such executive the sum of $1,000 per week, subject to certain reductions set forth in the Employment Agreement, for a period of 3 years and then $500 per week for the remainder of such executive's life. The Employment Agreements also provide for the use by each of the executives of a car, and for the provision of life insurance to the executives.


Certain Relationships and Related Transactions

                  The Company holds promissory notes made by Messrs. Schwartz, Weiderman and Spiese, the Company's Chief Executive Officer, President, Chief Operating Officer and Treasurer, and Vice President - Manufacturing, respectively, totaling $175,083, $152,000 and $100,833 (the "Notes") respectively, each of which bears interest at a rate of six per cent per annum. The Notes require that the principal and accrued interest to be paid on or before November 21, 2001. The proceeds of the Notes were used by Messrs. Schwartz, Weiderman and Spiese to purchase securities of the Company in the Company's 1993 private placement and in connection with the exercise of warrants to purchase shares of the Common Stock in 1996. Securities purchased in the private placements were on the same terms as those agreed to by other investors in the private placements. The largest aggregate amount outstanding


DSB:432714.4
                                                             8
under the Notes during the year ended December 31, 1996 were $175,083, $152,000 and $100,833 respectively, all of which amounts are currently outstanding.

Compliance with Section 16(a) of the Exchange Act

                  Section 16(a) of the Exchange Act requires the Company's officers and directors and persons who own more than ten percent of a registered class of the Company's equity securities (collectively, the "Reporting Persons") to file reports of ownership and changes in ownership with the Commission and to furnish the Company with copies of these reports.

                  Based on the Company's review of the copies of the reports received by it, the Company believes that all filing required to be made by the Reporting Persons for the year ended December 31, 1996 were made on a timely basis.


DSB:432714.4
                                                             9

              PROPOSAL TO RATIFY APPOINTMENT OF INDEPENDENT AUDITORS

                  The Board has appointed Goldenberg Rosenthal Friedlander, LLP as its independent auditors for the year ending December 31, 1997, and have further directed that the selection of auditors be submitted for ratification by the shareholders at the Meeting.

                  The  Company  has  been   advised  by   Goldenberg   Rosenthal
Friedlander, LLP that neither such firm nor any of its associates, has any present relationship with the Company, other than the usual relationship that exists between independent auditors and clients. Goldenberg Rosenthal Friedlander, LLP will have a representative at the Meeting who will have an opportunity to make a statement, if he or she so desires, and will be available to respond to appropriate questions.

                                 SHAREHOLDER PROPOSALS

                  Proposals of shareholders intended to be presented at the Annual Meeting of Shareholders in 1998 must be received by January 10, 1998 in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to that meeting. Shareholder proposals should be directed to Joseph F. Weiderman, President, Chief Operating Officer and Secretary, at the address of the Company set forth on the first page of this proxy statement.

                                SOLICITATION OF PROXIES

                  The accompanying form of proxy is being solicited on behalf of the Board. The expenses of solicitation of proxies for the Meeting will be paid by the Company. In addition to the mailing of the proxy material, such solicitation may be made in person or by telephone or telegraph by directors, officers or regular employees of the Company or its subsidiaries.

                              ANNUAL REPORT ON FORM 10-K

                  THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH PERSON SOLICITED BY THIS PROXY STATEMENT, ON THE WRITTEN REQUEST OF SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, AS FILED WITH THE COMMISSION FOR THE COMPANY'S MOST RECENT FISCAL YEAR. SUCH WRITTEN REQUESTS SHOULD BE DIRECTED TO JOSEPH F. WEIDERMAN, PRESIDENT AND SECRETARY, AT THE ADDRESS OF THE COMPANY SET FORTH ON THE FIRST PAGE OF THIS PROXY STATEMENT.




DSB:432714.4
                                                            10

                          BERGER HOLDINGS, LTD.
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         I hereby constitute and appoint Theodore A. Schwartz and Joseph F. Weiderman and each of them acting individually my true and lawful agents and proxies, with full power of substitution in each, to vote all shares held of record by me at the 1997 Annual Meeting of Shareholders of Berger Holdings, Ltd. to be held on July 9, 1997 and any adjournments or postponements thereof. I direct said proxies to vote as specified on the reverse side.

         UNLESS OTHERWISE SPECIFIED, ALL SHARES WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES LISTED AND FOR THE PROPOSAL TO RATIFY THE APPOINTMENT OF GOLDENBERG ROSENTHAL FRIEDLANDER, LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 1997. THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OF POSTPONEMENT THEREOF.

         PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

1.       Election of Directors

FOR all nominees listed (except as indicated          WITHHOLD AUTHORITY
  to the contrary below)   |_|                   to vote for all nominees   |_|

To withhold authority to vote for any individual nominee, strike a line through the nominee's name listed below:

              Dr. Irving Kraut                            Theodore A. Schwartz

2. Proposal to Ratify the Appointment of Goldenberg Rosenthal Friedlander, LLP as the Company's independent auditors for the fiscal year ending December 31, 1997.

   FOR  |_|                AGAINST  |_|                ABSTAIN  |_|

                                CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE.


DSB:370879.1

         THE UNDERSIGNED HEREBY REVOKES ALL PREVIOUS PROXIES FOR THE MEETING AND ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING, PROXY STATEMENT AND ANNUAL REPORT TO SHAREHOLDERS OF BERGER HOLDINGS, LTD.

                      Date:__________________, 1997



                          _________________________________
                                        Signature



                         __________________________________
                      NOTE: Please sign this proxy exactly as name(s) appear in address. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please add your title as such.